3: SECURITIES AND EXCHANGE COMMISSION

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

LEXENT INC.

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(Exact Name of Registrant as Specified in Charter)

Delaware 000-31105 13-3990223

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(State or Other Jurisdiction (Commission (I.R.S. Employer

of Incorporation) File Number) Identification No.)

Three New York Plaza, New York New York 10004

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(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number including area code (212) 981-0700

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(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

L. White Matthews, III, a member of the Board of Directors of the Company, resigned from the Board, effective as of January 27, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LEXENT INC.

(Registrant)

By: _______________________________

Kevin O' Kane,

Chief Executive Officer, on

behalf of the Registrant.

Date: February 5, 2003

Document #: 588649/TFC